___________________	____________________
Name of Subscriber	Agreement No.

CONFIDENTIAL SUBSCRIPTION AGREEMENT

SKINNY NUTRITIONAL CORP.

Private Sale of up to $2,500,000 of Units of Securities

Each Unit Consisting of One (1) Convertible Senior Subordinated Secured Note

in the Principal Amount of $25,000

and

One (1) Series A Common Stock Purchase Warrant

THIS SUBSCRIPTION AGREEMENT CONTAINS MATERIAL NONPUBLIC INFORMATION CONCERNING SKINNY NUTRITIONAL CORP. AND IS PREPARED SOLELY FOR THE USE OF THE OFFEREE NAMED ABOVE. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OFFERED HEREBY MAY SUBJECT THE USER TO CRIMINAL AND CIVIL LIABILITY.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND MAY BE PURCHASED ONLY BY PERSONS WHO QUALIFY AS “ACCREDITED INVESTORS” UNDER RULE 501 (a) OF REGULATION D UNDER THE SECURITIES ACT.

THIS DOCUMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF ANY STATES NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SKINNY NUTRITIONAL CORP.

3 Bala Plaza East, Suite 101

Bala Cynwyd, Pennsylvania 19004

Tel. (610) 784-2000

November 4, 2011

CONFIDENTIAL SUBSCRIPTION AGREEMENT

INSTRUCTIONS:

Items to be delivered by all Investors:

a.	One (1) completed and executed Subscription Agreement, including the Investor Questionnaire.

b.	One completed and executed Security Agreement

c.            Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to “Becker & Poliakoff, LLP escrow account for Skinny Nutritional Corp.” in the total amount of the Securities subscribed for.

d.	Wired funds should be directed as follows:

BECKER & POLIAKOFF, LLP

ATTORNEY ESCROW ACCOUNT FOR

SKINNY NUTRITIONAL CORP.

THE SUBSCRIBER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES IMPOSED BY THE SUBSCRIBER’S BANK.

ALL DOCUMENTS SHOULD BE RETURNED TO:

Skinny Nutritional Corp.

3 Bala Plaza East, Suite 101

Bala Cynwyd, Pennsylvania 19004

Tel. (610) 784-2000

In the event you decide not to participate in this offering please return this Confidential Subscription Agreement to the address set forth above.

THE FOLLOWING EXHIBITS AND SCHEDULES ARE ANNEXED TO

AND FORM PART OF THIS SUBSCRIPTION AGREEMENT:

DISCLOSURE SCHEDULE

EXHIBIT A:     INVESTOR QUESTIONNAIRE

EXHIBIT B:     FORM OF CONVERTIBLE SENIOR SUBORDINATED SECURED NOTE

EXHIBIT C:     FORM OF SERIES A COMMON STOCK PURCHASE WARRANT

EXHIBIT D:     FORM OF SECURITY AGREEMENT

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SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber” or the “Purchaser”) hereby subscribes to purchase from Skinny Nutritional Corp., a Nevada corporation (the “Company”), units of the Company’s securities (the “Units”), on the terms as described herein. The Company is offering hereby (the “Offering”) up to a total aggregate principal amount of $2,500,000 of Units on a “best efforts” basis. Each Unit offered hereby consists of one (1) Convertible Senior Subordinated Secured Note in the principal amount of $25,000 (the “Convertible Note”) and one (1) Series A Common Stock Purchase Warrant (the “Series A Warrant”).

Article I

SALE OF UNITS

1.1         Sale of Units; Offering Period

(a)          Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon Closing, the Units as described herein for the purchase price as set forth on the signature page of this Subscription Agreement executed by the Subscriber. Each Unit offered hereby consists of one (1) Convertible Note in the principal amount of $25,000 and one (1) Series A Warrant. The Convertible Notes are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) or the “Conversion Securities”, as defined below. The number of Units purchased hereunder by a Subscriber shall be as specified on the signature page of this Subscription Agreement executed by the Subscriber. The Company may reject any subscription in whole or in part. The Company is selling the Units in this Offering at a purchase price of $25,000 per Unit (the “Purchase Price”). The Company is offering the Units on a “best efforts” basis as the total Offering amount. This Offering is only being made to “accredited investors” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon an exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, and on similar exemptions under applicable state laws. The Units may be purchased, in part or their entirety, by officers and directors of the Company or representatives of the Selling Agent (as defined below).

(b)          The Units are being offered during the offering period commencing on the date set forth on the cover page of this Subscription Agreement and terminating on the earlier of (a) 5:00 p.m. (New York time) on March 1, 2012 or (b) the date on which all the Units authorized for sale have been sold (the “Offering Period”). The Company reserves the right to terminate or close the offering at any time.

(c)          The Convertible Notes are convertible into either (i) shares of the Company’s Common Stock (the “Conversion Shares”) at the initial conversion rate of $0.03 or (ii) the securities (the “Conversion Securities”) sold by the Company in the next financing conducted by the Company at a conversion rate equal to a 20% discount to the price at which the securities in the Next Financing (as defined below) are sold. The conversion rate is subject to adjustment as described in the Convertible Notes, including in the event that the Company issued additional shares of Common Stock or other equity securities at a purchase price below the initial conversion rate. The principal amount of the Convertible Notes shall bear interest at the rate of 10% per annum and shall have an initial maturity date of twelve (12) months. The Company shall have the right to extend the maturity date for an additional twelve (12) month period provided it issues the Subscribers additional Series A Warrants. The Convertible Notes are secured obligations of the Company and will be secured by a lien on the Company’s assets, which lien will be subordinated to the Senior Indebtedness of the Company, as defined in the Convertible Note and in the Security Agreement annexed hereto (the “Security Agreement”). The Series A Warrants shall permit the holders to purchase shares of the Company’s Common Stock (the “Warrant Shares”) at an initial per share exercise price of $0.05 for a period of five years. The exercise price shall be subject to adjustment in the event that the Company issues additional common stock purchase warrants in the next financing (as contemplated in the definition of such term, as set forth below) and such warrants have an exercise price less than the exercise price of the Series A Warrants. Each Subscriber shall be issued a Series A Warrant to purchase such number of Warrant Shares as is equal to 100% of the number of Conversion Shares which may be issued upon conversion of the Convertible Note purchased by such Subscriber, at the initial conversion rate of such Convertible Note. A summary of the material terms and conditions of the Convertible Notes and Series A Warrants is set forth below under the caption “Summary of Offering”.

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1.2           High Risk Investment. This investment is speculative and should only be made by investors who can afford the risk of loss of their entire investment. The proceeds from the sale of the Units will be used to fund short term capital needs to enable the Company to maintain operations until additional funding is received. The Company may sell additional securities after the completion of this transaction to further fund its operations. Unless the Company is successful in completing these additional funding transactions, or is able to generate sufficient revenue from operations, the Company may be forced to significantly curtail its operations and the Subscribers will lose their entire investment.

1.3           Selling Agents; Certain Expenses. The Company has engaged Bryant Park Capital, Inc. as its exclusive selling agent (the “Selling Agent”), for the sale of the Units and will pay commissions and other compensation to the Selling Agent based on the subscriptions procured by it in this Offering. We will pay commissions to the Selling Agent of 8.0% of the gross proceeds from the sale of the Securities in this Offering to subscribers procured by them and reimburse them for their reasonable expenses. We will also issue to the Selling Agent warrants (the “Agent Warrants”) to purchase such number of shares of Common Stock of the Company as equals 10.0% of the number of shares of Common Stock which may be issued upon the conversion of the Convertible Notes sold in the Offering to Subscribers procured by the Selling Agents. The Agent Warrants will be exercisable for a period of five years at an exercise price of $0.05 per share, and will substantially similar in all material respects to the Series A Warrants. The Company will also indemnify the Selling Agent against certain liabilities, including liabilities under the Securities Act of 1933, and liabilities arising from breaches of representations and warranties contained in the agreement, or to contribute to payments that it may be required to make in respect of such liabilities.

Summary of Offering

Securities Offered:	The Company is offering a total of $2,500,000 of its Units on a “best efforts” basis as to the entire Offering. Each Unit consists of one (1) Convertible Note in the principal amount of $25,000 and one (1) Series A Warrant. As used herein the Units, Convertible Notes, Series A Warrants, Conversion Shares, Conversion Securities and Warrant Shares may collectively be referred to as the “Securities”.

Unit Purchase Price:	The Company is selling the Units in this Offering at a Purchase Price of $25,000 per Unit. The Company may accept subscriptions for partial Units in its sole discretion.

Offering Period:	The Securities are being offered during the Offering Period commencing on the date set forth on the cover page of this Subscription Agreement and terminating on the earlier of (a) 5:00 p.m. (New York time) on March 1, 2012 or (b) the date on which all the Units authorized for sale have been sold. The Company reserves the right to terminate or close the offering at any time.

Summary of Convertible Notes:

Principal Amount:	Up to an aggregate principal amount of $2,500,000.

Interest:	The Convertible Notes shall accrue simple interest at the rate of 10% per annum, payable semi-annually and at maturity at the Company’s option in either: (i) cash or (ii) shares of Common Stock.

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Maturity:	The Convertible Notes shall have an initial maturity date of 12 months from the date of issuance. The Company shall have the option to extend the maturity date for an additional 12 months, provided it issues to the Subscribers such number of additional Series A Warrants as is equal to the number of Series A Warrants issued to the Subscribers upon the initial issuance of the Convertible Notes.

Redemption:	The Convertible Notes may be redeemed in whole or in part at any time at the option of the Company at the following prices: (i) during the first six months at 105% of par plus accrued and unpaid interest and (ii) thereafter at par plus accrued and unpaid interest.

Conversion Price:	At the holder’s option the Convertible Notes will be convertible into (i) shares of Common Stock at an initial conversion rate of $0.03 per share or (ii) the securities issued by the Company in the Next Financing (defined below) at a 20% discount to the purchase price of the securities sold in the Next Financing. If the holder chooses not to convert at the time of the Next Financing then there will be no further conversion option.

Next Financing	The “Next Financing” shall mean the closing of a sale of equity or convertible debt securities by the Company, or series of closings, as part of the same transaction, of equity or convertible debt securities within a period of six months, in the gross amount of at least $3,000,000.

Anti-dilution protection:	The conversion rate of the Convertible Notes will be adjusted on a “weighted-average” basis in the event that the Company issues additional shares of Common Stock or common stock equivalents (other than for stock option grants and other customary exclusions) at a purchase price less than the initial conversion rate of the Convertible Notes. In addition, the Convertible Notes will be adjusted proportionally in the event of stock splits, stock dividends, combinations, recapitalizations, and similar events.

Mandatory Conversion:	In the event that the gross proceeds realized by the Company in the Next Financing are at least $5,000,000, then each holder of a Convertible Note shall be required to convert such Convertible Note into the Conversion Securities issued in the Next Financing.

Security Interest:	The outstanding principal and interest outstanding under the Convertible Notes, and all other amounts due thereunder, shall be secured by a subordinated lien on the assets of the Company as set forth in the Security Agreement. Such subordinated lien shall be junior to (i) the existing first lien of United Capital Funding Corp. and (ii) such future senior indebtedness that the Company may incur in an amount not to exceed $5,000,000.

Summary of Series A Warrants

Number of Series A Warrants:	The Company will issue to the Subscribers Series A Warrants to purchase such number of Warrant Shares as is equal to 100% of the number of Conversion Shares which may be issued upon conversion of the Convertible Note purchased by such Subscriber, at the initial conversion rate of such Convertible Note. The Company will issue to the Subscribers such number of additional Series A Warrants as is equal to the number of Series A Warrants issued at the Closings in the event it exercises the option to extend the maturity date of the Convertible Notes.

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Exercise Price and Term	The initial exercise price of the Series A Warrants shall be $0.05 per share of Common Stock and the Series A Warrants shall be exercisable for a period of five years. The Series A Warrants shall include a cashless exercise provision which will be applicable in the event that the resale of the Warrant Shares are not covered by a registration statement. The exercise price of the Series A Warrants shall be subject to adjustment in the event that the Company issues additional common stock purchase warrants in the Next Financing (the “Next Financing Warrants”) and such Next Financing Warrants have an exercise price less than the exercise price of the Series A Warrants. In such an event the exercise price of the Series A Warrants would be reduced to equal the exercise price of the Next Financing Warrants.

Registration Rights:	Subscribers shall be entitled to the piggyback registration rights applicable to the Common Shares, as described in Section 5.1 of this Agreement.

Use of Proceeds:	The proceeds will be used to fund working capital and for general corporate purposes.

Escrow; No Offering Minimum:	The Company has established a non-interest bearing escrow account for the deposit of funds in this Offering. However, each Subscriber acknowledges and agrees that there is no minimum Offering amount necessary to conduct a closing for the funds to be released to the Company. Accordingly, funds may be released to the Company and closings held, from time to time, as determined by the Company at any time during the Offering Period.

Subscription Procedure:	In order to subscribe for the Units, each prospective subscriber must complete, execute and deliver to the Company a signature page evidencing such prospective subscriber’s execution of this Subscription Agreement along with a completed confidential Purchaser Questionnaire and a copy of the Security Agreement.

Restrictions on Transferability:	There is no public market for the Convertible Notes or Series A Warrants, and it is not anticipated that a market will develop after this Offering. Further, the Conversion Shares and Warrant Shares have not been registered under the Securities Act or under the securities laws of the United States or of any state or other jurisdiction. As a result, Convertible Notes, Series A Warrants, Conversion Shares and Warrants Shares (collectively, the “Securities”) are restricted securities under the Securities Act and they may not be transferred without registration under the Securities Act, or, if applicable, the securities laws of any state or other jurisdiction, unless in the opinion of counsel to the Company, such registration is not then required because of the availability of an exemption from registration.

Investment:	An investment in the Company is highly speculative, and each investor bears the risk of losing his, her or its entire investment. All Purchasers must complete and execute a Subscription Agreement, the Security Agreement, and a confidential Purchaser Questionnaire. Purchasers must set forth representations in such documents that he, she or it is purchasing the Units for investment purposes only and without a view toward distribution. The Units are suitable investments only for sophisticated investors for whom an investment in the Units does not constitute a complete investment program and who fully understand, are willing to assume, and who have the financial resources necessary to withstand, the risks involved in investing in the Units and who can bear the potential loss of their entire investment. The Units are being offered and sold only to persons who qualify as “accredited investors,” as defined under Regulation D of the Securities Act.

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Risk Factors:	An investment in the Units involves a high degree of risk. Purchasers of the Units should carefully review the factors under the heading “Risk Factors” herein and in the Company’s reports filed under the Securities Exchange Act of 1934, as amended.

1.4           Escrow and No Minimum Offering Amount; Multiple Closings.

Each Subscriber acknowledges and agrees that all subscription amounts will be deposited in a non-interest bearing account established on behalf of the Company, but that there is no minimum Offering amount necessary to conduct a closing for the funds to be released to the Company. Accordingly, funds may be released to the Company and closings held, from time to time, as determined by the Company at any time during the Offering Period. During the Offering Period, subscription funds will be placed into the escrow account and closings will be held from time to time up to the sale of the maximum amount of Units described in this Subscription Agreement or the expiration of the Offering Period. In the event a subscription is not accepted in whole or in part by the Company, the full or ratable amount, as the case may be, of any subscription payment received will be promptly refunded to the Subscriber without deduction therefrom and without interest thereon. In the event a subscription is accepted by the Company, in whole or in part, and subject to the conditions set forth in this Subscription Agreement, a closing may be held from time to time by the Company and the Company shall issue and deliver to you, the Convertible Note and Series A Warrant, dated the date of closing on such funds, and a fully executed copy of this Subscription Agreement and the Security Agreement.

At each closing of the transactions contemplated herein (the “Closing”), the Subscribers shall purchase, severally and not jointly, and the Company shall issue and sell, to the Subscribers the amount of Units as indicated on the signature page of each Subscriber’s subscription agreement, up to the total Offering amount. The Units may be purchased, in part or their entirety, by officers and directors of the Company or representatives of the Selling Agent. Each Closing shall occur on the date determined by the Company at such times and/or locations as the Company may set. A final Closing shall be held either on the date of which this Offering is fully subscribed or the last date during the Offering Period on which the Company accepts a subscription, whichever is latest. This Offering shall terminate on the earlier of (a) 5:00 p.m. (New York time) on March 1, 2012 or (b) the date on which all the Units authorized for sale have been sold, unless sooner terminated by the Company, in its sole discretion. Each Closing of the transactions contemplated hereunder shall be deemed to occur at the offices of Becker & Poliakoff, LLP, 45 Broadway, 8th Floor, New York, New York 10006, or at such other place as shall be mutually agreeable to the parties, at 11:00 a.m., New York time, on such date or dates as may be mutually agreeable to the parties.

1.5           Closing Matters. At each Closing the following actions shall be taken:

(a)            each Subscriber shall deliver its Purchase Price in immediately available United States funds to the account established for the Offering;

(b)            the Company shall deliver certificates representing the Convertible Notes and Series A Warrants subscribed for to each Subscriber; and

(c)            each of the Company and the Subscriber shall deliver to the other signed copies of this Agreement and the Security Agreement and the Subscriber shall deliver to the Company a completed and executed Purchaser Questionnaire.

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1.6           Use of Proceeds. The Company intends to use the proceeds derived from this Offering to satisfy its working capital requirements and general corporate purposes. Management reserves the right to utilize the net proceeds of the Offering in a manner in the best interests of the Company. Accordingly, management will have broad discretion in the application of the proceeds of the Offering. The amount of the net proceeds that will be invested in particular areas of the Company’s business will depend upon future economic conditions and business opportunities. To the extent that the Company continues to incur losses from operations, such losses will be funded from its general funds, including the net proceeds of this Offering. As reported in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, filed on August 15, 2011, as amended on August 18, 2011, the Company had, as of June 30, 2011, total liabilities of $5,158,144, including accounts payable of $1,946,157. Payment of these, and comparable obligations, may be made from the proceeds of this Offering.

1.7           Certain Reports Filed Under the Securities Exchange Act of 1934.

(a)          Annual Report on Form 10-K for the year ended December 31, 2010. On April 15, 2011, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Annual Report”) with the United States Securities and Exchange Commission (the “SEC”).

(b)          Quarterly Reports on Form 10-Q. On May 20, 2011, the Company filed with the SEC its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 and on August 15, 2011, as amended on August 18, 2011, the Company filed with the SEC its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (the “2011 Quarterly Reports”).

(c)          Current Reports on Form 8-K. The Company has filed Current Reports on Form 8-K (including amendments to Current Reports on Form 8-K/A) with the SEC on the following dates during the current fiscal year: January 21, 2011, February 28, 2011, March 16, 2011, June 22, 2011 and July 20, 2011 (excluding Current Reports on Form 8-K deemed to have been furnished rather than filed with the SEC, the “Current Reports”).

(d)          Acknowledgement and Confirmation. The undersigned hereby agrees and acknowledges that it has been advised that the Company has filed with the SEC the 2010 Annual Report, the 2011 Quarterly Reports and the Current Reports (collectively, the “SEC Reports”) and that it has either obtained or has access to (through the public website of the SEC or otherwise) the SEC Reports. The SEC Reports comprise an integral part of this Agreement and each Subscriber is urged to read each such report in its entirety. The undersigned further agrees that the SEC Reports are incorporated herein by reference, that it has taken the opportunity to review such reports in their entirety, including the risk factors described therein, and that it has considered all factors that it deems material in deciding on the advisability of investing in the Company’s securities.

1.8           Subscriber Information

(a)		Name(s) of SUBSCRIBER(s):_____________________

__________________________________________

__________________________________________

(b)	Principal Amount of Securities Subscribed for:	$__________

(c)	Accredited Investor Status

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The Subscriber acknowledges and agrees that the offering and sale of the Securities are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and/or Regulation D promulgated thereunder. In accordance therewith and in furtherance thereof, the Subscriber represents and warrants to and agrees with the Company as follows [Please check statements applicable to the Subscriber]:

The Subscriber is an Accredited Investor because the Subscriber is (check appropriate item):

☐	a bank as defined in Section 3(a)(2) of the Securities Act;

☐	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act;

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”);

☐	an insurance company as defined in Section 2(13) of the Securities Act;

☐	an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) of such act;

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his purchase exceeds $l,000,000 (excluding the value of such person’s primary residence);

☐	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

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☐	an entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor);

☐	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or

☐	a director or officer of the Company.

(d)             Additional Information.

The Subscriber has completed the signature page to this Subscription Agreement and the Questionnaire annexed at Exhibit A to this Subscription Agreement.

1.9           Risk Factors

Investing in our securities involves risks and our operating results and financial condition have varied in the past and may in the future vary significantly depending on a number of factors. You should consider the following risk factors in evaluating whether to invest in the Units. However, the risks described below are not the only risks facing the Company. In addition to these risk factors and other risks described elsewhere in this Agreement, including the Disclosure Schedule to this Agreement, you should carefully consider the risk factors described in our SEC Reports, each of which has been filed with the Securities and Exchange Commission and which are all incorporated by reference in this Agreement. These risks could have a material adverse effect on our business, results of operations, financial condition or liquidity and cause our actual operating results to materially differ from those contained in forward-looking statements made in this Agreement, in our SEC Reports and elsewhere by management. Before making an investment decision, you should carefully consider these risks as well as other information contained or incorporated by reference in this Agreement. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results.

General Risks Related to the Company’s Business

The Company has a history of operating losses. If it continues to incur operating losses, it may have insufficient working capital to maintain operations and may require additional capital to do so.

The Company had a net loss of $6,914,269 for the fiscal year ended December 31, 2010, and an accumulated deficit of $37,827,090 as of such date. The Company had a net loss of $7,305,831 for the fiscal year ended December 31, 2009 and an accumulated deficit of $30,912,821 as of such date. For the years ended December 31, 2010 and 2009, the Company incurred a net loss from operations of $6,711,210 and $7,233,640, respectively. For the three and six months ended June 30, 2011, the Company had a net loss of $2,526,955 and $3,396,010, respectively. The Company had an accumulated deficit at June 30, 2011 of $41,223,100. For the three and six months ended June 30, 2010, the Company had a net loss of $2,173,113 and $3,209,986, respectively. The Company had an accumulated deficit at June 30, 2010 of $37,827,090. For the three and six months ended June 30, 2011, the Company’s loss from operations was $1,915,816 and $2,730,407, respectively. This compares to a loss from operations for the three and six months ended June 30, 2010 of $2,044,475 and $2,967,859, respectively.

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The Company generated revenues of $6,927,108 (net of billbacks of $1,129,007 and slotting fees of $349,490) for the fiscal year ended December 31, 2010 as compared to revenues of $4,146,066 (net of billbacks of $612,822 and slotting fees of $473,022) for the year ended December 31, 2009. For the three and six months ended June 30, 2011, revenues (net of billbacks and slotting fees) were $2,113,229 and $3,724,744, respectively, as compared to revenues (net of billbacks and slotting fees) of $2,249,588 and $4,028,306 for the three and six months ended June 30, 2010, respectively. If the Company is not able to begin to earn an operating profit at some point in the future, it will eventually have insufficient working capital to maintain its operations as it presently intends to conduct them. In light of the foregoing, the Company presently anticipates that it will require additional funds in order to implement its business plan and sustain its operations.

The Company has relied on capital raised from private placements of its securities to fund operations and its independent auditors’ have included a “going concern” opinion in their report included in the Company’s 2010 Annual Report.

The Company has been substantially reliant on capital raised from private placements of its securities, in addition to a revolving line of credit, to fund its operations. The Company has an immediate need for cash to fund its working capital requirements and business model objectives. The Company, however, currently has no firm agreements with any third-parties for such transactions and no assurances can be given that it will be successful in raising sufficient capital from any proposed financings. As of June 30, 2011, the Company had a working capital deficiency of $3,250,486, an accumulated deficit of $41,223,100, stockholders’ deficit of $850,635 and no cash on hand. Further, as of such date, the Company had current liabilities of $5,158,144, including accounts payable of $1,946,157.

During the 2011 fiscal year, the Company has raised an additional $3,250,500, less offering costs of approximately $64,000, from the sale of securities to accredited investors in private placements and other stock purchase agreements. During the 2010 fiscal year, the Company raised an aggregate amount of $2,635,750, less $289,862 in offering costs, from the sale of securities to accredited investors in private placements. Further, the Company has issued shares of its common stock in exchange for services rendered in lieu of cash payment. During the first six months of 2011 the Company has issued 31,141,837 shares of common stock in lieu of approximately $1,139,000 in services. During fiscal 2010, the Company issued 16,913,796 shares of common stock for consideration of services of approximately $1,101,000. However, as the Company has experienced similar trends with respect to its rate of cash used in operations, it will need to satisfy its cash requirements through the offer and sale of additional securities, including those in this Offering. In light of the Company’s financial position, including the factors mentioned above and in its SEC Reports, the Company expects the proceeds of this Offering, assuming the sale of the maximum Offering, together with available cash, will only last for a minimal period of time. Thereafter, the Company expects to require additional capital which it would seek to raise from the sale of additional securities or through a debt financing arrangement. If less than the maximum Offering is sold, the Company will need to raise a greater amount of capital than presently and to do so sooner than anticipated. Any failure to raise adequate capital in a timely manner would have a material adverse effect on our business, operating results, financial condition and future growth prospects.

Our independent auditors’ have included a “going concern” explanatory paragraph in their report to our financial statements for the years ended December 31, 2010 and December 31, 2009, citing recurring losses from operations. Our capital needs in the future will depend upon factors such as market acceptance of our products and any other new products we launch, the success of our independent distributors and our production, marketing and sales costs. None of these factors can be predicted with certainty. The Company must satisfy its future cash needs by further developing a market for its products, selling additional securities in private placements or by negotiating for an extension of credit from third party lenders. The Company presently anticipates that it will require additional funds in order to implement its business plan and sustain its operations.

If the Company is unable to achieve sufficient levels of sales, it will need substantial additional debt or equity financing in the future in addition to any funds which it may receive in this Offering and the Company currently has no commitments or arrangement with respect to any additional financings, including the Next Financing. No assurances can be given that any additional financing, if required, including the Next Financing, will be available or, even if it is available that it will be on acceptable terms. If the Company raises additional funds by selling common stock or convertible securities, the ownership of our existing shareholders will be diluted. If additional funds are raised though the issuance of equity or debt securities, such additional securities may have powers, designations, preferences or rights senior to our currently outstanding securities. Any inability to obtain required financing on sufficiently favorable terms could have a material adverse effect on our business, results of operations and financial condition. If the Company is unsuccessful in raising additional capital and increasing revenues from operations, it will need to reduce costs and operations substantially. Further, if expenditures required to achieve plans are greater than projected or if revenues are less than, or are generated more slowly than, projected, the Company will need to raise a greater amount of funds than currently expected.

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Risks Related to this Offering

This Offering may result in dilution to our common shareholders.

Dilution of the per share value of our Common Stock could result from the issuance of the Units in this Offering. If this Offering is fully subscribed and excluding the Agent Warrants, the Company will issue an aggregate of $2,500,000 of Convertible Notes, which are initially convertible into a total of 83,333,333 Conversion Shares (or $2,500,000 of Conversion Securities in the Next Financing. Conversion), and 83,333,333 Series A Warrants. In addition, the Company may be required to issue additional Conversion Shares pursuant to the anti-dilution provision of the Convertible Notes. In the event the Company exercises the option to extend the maturity date of the Convertible Notes, the Company will also issue to the Subscribers such number of additional Series A Warrants as is equal to the number of Series A Warrants issued at the Closings. The issuance of a substantial number of shares of our Common Stock will dilute the equity interests of the Company’s current stockholders.

We expect to require additional financing.

As contemplated by the disclosures set forth in this Subscription Agreement regarding the Next Financing, as defined above, the Company expects that it will need to raise additional financing following the completion of this Offering. Accordingly, the purchasers of the Units should expect to experience substantial dilution in their percentage of ownership of the Company and, possibly, the value of their investment. Any future offerings will dilute the percentage ownership of the Company for purchasers of Units in this Offering. The Company currently has no commitments or arrangement with respect to any additional financings, including the Next Financing and cannot provide any assurances as to whether such additional financing will be available or as to the terms upon which it may be available. If the Company raises additional funds by selling common stock or convertible securities, the ownership of our existing shareholders will be diluted

The Securities offered hereby are “restricted securities” and may not be transferred or resold absent registration or an exemption therefrom.

The Securities offered hereby will be issued pursuant to an exemption from registration under the Securities Act and therefore have not been and will not be registered under that act or any applicable state securities laws. Consequently, the Securities may be sold, transferred, or otherwise disposed of by the Purchasers hereunder only if, among other things, the Securities are registered or, in the opinion of counsel acceptable to us, registration is not required under the Securities Act or any applicable state securities laws. Accordingly, Subscribers will need to rely on exemptions to the registration requirements under the Securities Act and the “blue sky” laws in order to be able to resell the Securities offered hereby.

Purchasers of our Units must be aware of the long-term nature of their investment and be able to bear the economic risks of their investment for an indefinite period of time. The Securities have not been registered under the Securities Act or the securities or “blue sky” laws of any state. The right of any Subscriber to sell, transfer, pledge or otherwise dispose of the Securities offered herein will be limited by the Securities Act and state securities laws and the regulations promulgated thereunder. Accordingly, under the Securities Act, the Securities offered herein may not be resold unless a registration statement is filed and becomes effective or an exemption from registration is available. The Company is not under any affirmative obligation to file a registration statement covering the Securities and even if the Company did file a registration statement covering the Securities, there can be no assurance that any such registration statement would be declared effective. Further, there can be no assurance that a liquid market for our Common Stock will be sustained. Rule 144 promulgated under the Securities Act requires, among other conditions, a holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements of the Securities Act. There can be no assurance that we will fulfill in the future any reporting requirements under the Exchange Act, or disseminate to the public any current financial or other information concerning the Company, as required by Rule 144 as one of the conditions of its availability.

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No assurances that enough Units will be sold to pursue business strategies or to repay the Convertible Notes.

No person or entity is committed to purchase any of the Units offered pursuant to this Offering, and no assurance is or can be given that all or any of the Units offered hereunder will be sold. Further, although the Company has established an escrow account for the subscription amounts from investors, no minimum amounts of Units are required to be sold. Proceeds received from the Offering will be available to the Company upon receipt, which the Company intends to promptly utilize in accordance with the terms of the “Use of Proceeds” section of this Subscription Agreement, including the payment of outstanding obligations. The application of the proceeds of the Offering to the payment of current obligations would reduce the ability of the Company to utilize such proceeds for other business purposes. In the event that the Company is unable to sell all or a significant portion of the Units pursuant to the Offering, the Company may have insufficient capital after making the aforesaid payments to proceed with the Company’s business strategies and thus may be forced to seek additional capital sooner than would have been the case had the Offering been fully subscribed. The Company also may need additional funds from loans and/or the sale of securities to repay the Convertible Notes at their maturity date. There can be no assurance that such additional funds will be available to the Company when required on terms acceptable to the Company. The Company’s inability to obtain financing on favorable terms could restrict its operations and could materially harm an investment in the Company. The Company has not entered into any agreement or letter of intent for the Next Financing or any other subsequent financing. In the event the Next Financing is not consummated or other financing obtained, the Company may not have adequate funds available to repay the Convertible Notes.

This Offering is being made on a best efforts basis and there is no minimum amount of funds required to hold a closing and no escrow account has been established for the Offering.

This Offering is being made on a “best efforts” rather than a firm commitment basis. No commitment exists by anyone, including the Selling Agent, to purchase all or any part of the Units being offered pursuant to this Offering. There can be no assurance that any Units offered hereby will be sold. Although the Company has established an escrow account for this Offering, there is no “minimum offering” amount required in this Offering and closings may be held and funds released to the Company at such times and in such amounts, up to the maximum Offering amount, as determined by the Company in its discretion.

No independent counsel for Purchasers.

The Company has employed its own legal counsel in connection with this Offering. The Purchasers have not been represented by independent counsel in connection with the preparation of this Subscription Agreement or the terms of this Offering and no investigation of the merits or fairness of this Offering has been conducted on behalf of the Purchasers. Company Counsel has not conducted due diligence on behalf of the Purchasers. Prospective investors should consult with their own legal, tax and financial advisors with respect to the Offering made hereby.

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Our management will have broad discretion with respect to the use of the proceeds of this Offering.

We have highlighted the intended use of proceeds for this Offering, including repayment of outstanding accounts payable. However, our management will have broad discretion as to the application of these net proceeds and could use them for purposes other than those contemplated at the time of this Offering. Our stockholders may not agree with the manner in which our management chooses to allocate and spend the net proceeds.

Availability of Securities Act exemption.

The Units are being offered pursuant to various available exemptions from registration from U.S. federal and state securities law registration requirements. Compliance with such laws, which must be met in order for such exemptions to be available to us, is highly technical and to some extent involves elements beyond our control. If the proper exemptions do not ultimately prove to be available, we could be subject to the claims of all or only some of our shareholders for violations of federal or state securities laws, which could materially adversely affect our profitability or operations or make an investment in the Securities worthless.

Risks Related to the Company’s Securities

The equity interests of Purchasers are subject to substantial dilution.

Under its articles of incorporation, the Company is presently authorized to issue up to 1,000,000,000 shares of Common Stock. As of September 30, 2011, there are outstanding 572,397,439 shares of Common Stock. Subsequent to that date, the Company has issued, or agreed to issue, a total of 8,136,361 additional shares of Common Stock, as reported in its SEC Reports. The Company may, at any time after consummation or termination of this Offering, offer and sell additional securities of the Company upon such terms and conditions as the Board of Directors believes to be in the best interests of the Company. The Company expects to seek to engage in future offerings of its securities, including the Next Financing, so as to sustain the operations and business activities of the Company. The sale of additional equity securities will dilute or reduce the percentage of ownership interests of the Purchasers. Further, the market price of our Common Stock could fall due to an increase in the number of shares available for sale in the public market.

Exercise or conversion of outstanding options, warrants and shares of convertible preferred stock will dilute stockholders and could decrease the market price of our common stock.

As of September 30, 2011, there were issued and outstanding options to purchase 9,050,000 shares of Common Stock and warrants to purchase an aggregate of 117,524,155 additional shares of Common Stock. To the extent that these securities are exercised or converted, dilution to our shareholders will occur. In addition, the Company sold 20,350 shares of Series A Preferred Stock during fiscal 2009. Under the terms of the Certificate of Designation, Preferences, Rights and Limitations of the Series A Preferred Stock, all shares of Series A Preferred Stock were automatically convertible into 33,916,667 shares of Common Stock upon the filing by the Company of a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada. However, as of September 30, 2011, holders of 1,920 shares of Series A Preferred Stock have not yet surrendered such shares for cancellation and the Company will issue an additional 3,200,000 shares of Common Stock to such holders upon the surrender of their certificates representing shares of Series A Preferred Stock. Further, the Company may issue 4,788,750 shares of Common Stock pursuant to unvested restricted stock awards and issue an additional 8,136,361 shares of Common Stock and warrants to certain third parties pursuant to consulting or other business arrangements. The exercise and conversion of these securities by the holders and issuance of these additional shares of Common Stock may adversely affect the market price of the Company’s Common Stock and the terms under which we could obtain additional equity capital.

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We do not anticipate paying dividends in the foreseeable future, and the lack of dividends may have a negative effect on the price of our Common Stock.

We currently intend to retain our future earnings, if any, to support operations and to finance expansion and therefore, we do not anticipate paying any cash dividends on our Common Stock in the foreseeable future.

Our Common Stock is traded on the OTC Bulletin Board, which may be detrimental to investors.

Our Common Stock is currently traded on the OTC Bulletin Board. Stocks traded on the OTC Bulletin Board generally have limited trading volume and are therefore susceptible to exhibiting a wide spread between the bid/ask quotations. We cannot predict whether a more active market for our Common Stock will develop in the future. In the absence of an active trading market, investors may have difficulty buying and selling our Common Stock or obtaining market quotations; market visibility for our Common Stock may be limited; and a lack of visibility for our Common Stock may have a depressive effect on the market price for our Common Stock.

Shares of our Common Stock are subject to restrictions on sales by broker-dealers and penny stock rules, which may be detrimental to investors.

Our Common Stock is subject to Rules 15g-1 through 15g-9 under the Exchange Act, which imposes certain sales practice requirements on broker-dealers who sell our Common Stock to persons other than established customers and “accredited investors” (as defined in Rule 501(c) of the Securities Act). For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to the sale. This rule adversely affects the ability of broker-dealers to sell our Common Stock and purchasers of our Common Stock to sell their shares.

Additionally, our Common Stock is subject to SEC regulations applicable to “penny stocks.” Penny stocks include any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions. The regulations require that prior to any non-exempt buy/sell transaction in a penny stock, a disclosure schedule proscribed by the SEC relating to the penny stock market must be delivered by a broker-dealer to the purchaser of such penny stock. This disclosure must include the amount of commissions payable to both the broker-dealer and the registered representative and current price quotations for our Common Stock. The regulations also require that monthly statements be sent to holders of a penny stock that disclose recent price information for the penny stock and information of the limited market for penny stocks. These requirements adversely affect the market liquidity of our Common Stock.

There are outstanding a significant number of shares available for future sales under Rule 144.

As of September 30, 2011, of the 572,397,439 issued and outstanding shares of our Common Stock, approximately 313,976,011 shares may be deemed “restricted shares” and, in the future, may be sold in compliance with Rule 144 under the securities Act of 1933, as amended. In general, under Rule 144 under the Securities Act, a person (or persons whose shares are aggregated) who is not deemed to have been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months (including any period of consecutive ownership of preceding non-affiliated holders) would be entitled to sell those shares, subject only to the availability of current public information about us. A non-affiliated person who has beneficially owned restricted securities within the meaning of Rule 144 for at least one year would be entitled to sell those shares without regard to the provisions of Rule 144. A person (or persons whose shares are aggregated) who is deemed to be an affiliate of ours and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months would be entitled to sell within any three-month period a number of shares that does not exceed the greater of one percent of the then outstanding shares of our common stock or the average weekly trading volume of our common stock during the four calendar weeks preceding such sale. Such sales are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. Possible or actual sales of our Common Stock by certain of our present shareholders under Rule 144 may, in the future, have a depressive effect on the price of our Common Stock in any market which may develop for such shares. Such sales at that time may have a depressive effect on the price of our Common Stock in the open market.

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A substantial number of shares may be sold in the market following this offering, which will further dilute our common shareholders and may depress the market price for our common stock.

Sales of a substantial number of shares of our Common Stock in the public market following this offering could cause the market price of our common stock to decline. If the total Offering is completed, we will issue to Subscribers (a) an aggregate of $2,500,000 principal amount of Convertible Notes, which are initially convertible into 83,333,333 Conversion Shares and (b) 83,333,333 Series A Warrants. We will also issue to the Selling Agent a maximum of 8,333,333 Agent Warrants. Based on a total of 572,347,439 shares of Common Stock outstanding, if the total Offering is completed and the Convertible Notes converted into Conversion Shares, the total number of outstanding shares of Common Stock would be 664,064,105 shares, assuming no exercise of outstanding options or warrants or of the Series A Warrants or Agent Warrants or issuance of Common Stock for services subsequent to September 30, 2011. The issuance of a substantial number of our Common Stock will dilute the equity interests of the Company’s current stockholders. Further, as a substantial majority of the outstanding shares of our Common Stock are, tradable without restriction or further registration under the Securities Act of 1933 unless these shares are purchased by affiliates, the issuance of the Common Stock offered hereby may further depress the market price of our Common Stock.

Preferred Stock as an anti-takeover device.

The Company is authorized to issue 1,000,000 shares of preferred stock, $0.001 par value. Presently, the Company does not have any shares of preferred stock outstanding, except for the holders of 1,920 shares of Series A Preferred Stock that have not yet surrendered such shares for cancellation (and which solely represent the right to receive the shares of Common Stock issuable upon surrender thereof). The preferred stock may be issued in series from time to time with such designation, voting and other rights, preferences and limitations as our Board of Directors may determine by resolution. Unless the nature of a particular transaction and applicable statutes require such approval, the Board of Directors has the authority to issue these shares without stockholder approval subject to approval of the holders of our preferred stock. The issuance of preferred stock may have the effect of delaying or preventing a change in control of the Company without any further action by our stockholders.

Forward Looking Statements

This Subscription Agreement and the exhibits and schedules annexed hereto contain certain forward looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by use of the use of forward-looking terminology such as “believes”, “expects”, “may”, “will”, “should”, “plan”, “intend”, or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussion of strategy that involve risks an uncertainties. Management wishes to caution each Subscriber that these forward-looking statements and other statements contained herein regarding matters that are not historical facts, are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors, including the risks described under “Risk Factors” that may cause the Company’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by the management which may not prove to be correct.

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In addition to the risks described in Risk Factors, important factors to consider and evaluate in such forward-looking statements include: (i) changes in the external competitive market factors which might impact the Company’s results of operations; (ii) unanticipated working capital or other cash requirements including those created by the failure of the Company to adequately anticipate the costs associated with clinical trials, manufacturing and other critical activities; (iii) changes in the Company’s business strategy or an inability to execute its strategy due to the occurrence of unanticipated events; (iv) the inability or failure of the Company’s management to devote sufficient time and energy to the Company’s business; and (v) the failure of the Company to complete any or all of the transactions described herein on the terms currently contemplated. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained or incorporated by reference in this Agreement will in fact transpire.

All of these assumptions are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of our Company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this Agreement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable U.S. securities law.

Article II

REPRESENTATIONS AND WARRANTIES OF COMPANY

Except as set forth under the corresponding section of the Disclosure Schedule, which Disclosure Schedule shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby represents and warrants to the Purchasers as of the date of this Subscription Agreement as follows:

(A)         Organization. The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company’s presently conducted businesses. The Company is not in violation of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations hereunder (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(B)         Capitalization. The Company is currently authorized to issue 1,000,000,000 shares of Common Stock, $0.001 par value per share and 1,000,000 shares of Preferred Stock, $0.001 par value per share. Except as may be described in this Agreement, no securities of the Company are entitled to preemptive or similar rights, and no entity or person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement unless any such rights have been waived. The issue and sale of the Securities will not (except pursuant to their terms thereunder), immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any entity or person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. As of September 30, 2011, there are outstanding 572,397,439 shares of Common Stock. Further, as of such date there are (i) outstanding an aggregate of 9,050,000 options to purchase shares of Common Stock under our 2009 Equity Incentive Compensation Plan, (ii) outstanding an aggregate of 117,524,155 common stock purchase warrants, (iii) reserved for issuance an aggregate of 4,788,750 shares of Common Stock pursuant to restricted stock awards granted to certain of our employees under our 2009 Equity Incentive Compensation Plan; and (iv) an aggregate of 8,136,361 shares of Common Stock which are issuable pursuant to arrangements we have agreed to with consultants or vendors.

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(C)         Authorization; Enforceability. The Company has the requisite corporate power and authority to enter into, deliver and consummate the transactions contemplated by this Subscription Agreement, to issue, sell and deliver the Securities, and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription Agreement and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company and no further action is required by the Company in connection therewith. When executed and delivered by the Company, this Subscription Agreement, the Convertible Notes and the Series A Warrants will constitute the legal, valid and binding obligations of the Company, enforceable as to the Company in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(D)         Consents. The Company is not required to obtain any consent, waiver, authorization, approval or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the issuance, sale or delivery of the Securities other than (i) any filings required by state securities laws, (ii) the filing of a Notice of a Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iii) those that have been made or obtained prior to or contemporaneously with the initial Closing, and (iv) filings pursuant to the Exchange Act.

(E)         No Conflicts. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated hereby in accordance with the terms and conditions described herein do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) violate, conflict with, or constitute a default or breach (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(F)         Issuance of Securities. The Units have been duly authorized and, when issued and paid for in accordance with this Subscription Agreement, the Units, and the securities comprising the Units, will be duly and validly issued, fully paid and nonassessable and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws. The Company has properly reserved for issuance all the securities underlying the Units, the Convertible Notes and Series A Warrants and, upon payment for and issuance of such securities in accordance with the terms of the Convertible Notes and Series A Warrants, they will be duly authorized, fully paid and nonassessable securities of the Company, and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws.

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(G)         SEC Reports; Financial Statements. As of their respective dates, the SEC Reports (as defined in Section 1.7 above) complied in all material respects with the requirements of the Exchange Act and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as may be stated in the SEC Reports, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(H)          Litigation. Except as disclosed in the SEC Reports or in Schedule II(H) to this Subscription Agreement, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the SEC Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could result in a Material Adverse Effect.

(I)         Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company’s financial condition. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof or otherwise disclosed herein, there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect.

(J)         Compliance. Except as disclosed in the SEC Reports, the Company is not to its knowledge: (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(K)         Intellectual Property. To the Company’s knowledge, the Company owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted. Except as set forth in the SEC Reports or for such matters which would not be expected to have a Material Adverse Effect, (a) to the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (b) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any subsidiary’s rights in or to any material Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

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(L)         Tax Matters. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal and state income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply except for any such amounts that is currently being contested in good faith. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company.

(M)         Accountants. To the knowledge and belief of the Company, the Company’s independent registered public accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) is an independent public or certified public accountants as required by the Securities Act and the Exchange Act.

Article III

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

By signing this Agreement, each undersigned Purchaser hereby represents and warrants to the Company as follows as an inducement to the Company to accept the subscription of the Purchaser:

(A)         The Purchaser acknowledges and agrees that (i) the offering and sale of the Securities are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, (ii) the Securities have not been registered under the Securities Act and (iii) that the Company has represented to the Purchaser (assuming the veracity of the representations of the Purchaser made herein and in the Questionnaire annexed hereto at Exhibit A) that the Securities have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act and Regulation D thereunder. In accordance therewith and in furtherance thereof, the Purchaser represents and warrants to and agrees with the Company that it is an accredited investor (as defined in Rule 501 promulgated under the Securities Act) for the reason indicated in Article I of this Subscription Agreement.

(B)         The Purchaser hereby represents and warrants that the Purchaser is acquiring the Securities hereunder for its own account for investment and not with a view to distribution, and with no present intention of distributing the Securities or selling the Securities for distribution. The Purchaser understands that the Securities are being sold to the Purchaser in a transaction which is exempt from the registration requirements of the Securities Act. Accordingly, the Purchaser acknowledges that it has been advised that the Securities have not been registered under the Securities Act and are being sold by the Company in reliance upon the veracity of the Purchaser’s representations contained herein and upon the exemption from the registration requirements provided by the Securities Act and the securities laws of all applicable states. The Purchaser’s acquisition of the Securities shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

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(C)         The Purchaser (or its “Purchaser Representative”, if any) has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Purchaser or its Purchaser Representative(s) has received such information requested by the Purchaser concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment. Further, the Purchaser acknowledges that the Purchaser has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company's contracts, agreements and obligations or needed to verify the accuracy of any information contained herein or any other information about the Company. Except as set forth in this Subscription Agreement, no representation or warranty is made by the Company to induce the Purchaser to make this investment, and any representation or warranty not made herein or therein is specifically disclaimed and no information furnished to the Purchaser or the Purchaser’s advisor(s) in connection with the sale were in any way inconsistent with the information stated herein. The Purchaser further understands and acknowledges that no person has been authorized by the Company to make any representations or warranties concerning the Company, including as to the accuracy or completeness of the information contained in this Subscription Agreement.

(D)         The Purchaser is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Securities to the Purchaser for purposes of federal and state securities laws. Accordingly, each Purchaser represents and warrants that the information stated herein is true, accurate and complete, and agrees to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete. The Purchaser has completed this Agreement and Questionnaire, has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the Purchaser on the date hereof. The Purchaser has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the Offering.

(E)         The Purchaser is not subscribing for any of the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in Securities generally.

(F)         The Purchaser has received or obtained access to certain information regarding the Company, including this Subscription Agreement, the SEC Reports and other accompanying documents of the Company receipt of which is hereby acknowledged. The Purchaser has carefully reviewed all information provided to it and has carefully evaluated and understands the risks described therein related to the Company and an investment in the Company, and understands and has relied only on the information provided to it in writing by the Company relating to this investment. No agent prepared any of the information to be delivered to prospective investors in connection with this transaction. Prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing to purchase the Securities.

(G)         The Purchaser acknowledges and agrees that investing in the Company’s Securities involves risks and that the Company’s operating results and financial condition have varied in the past and may in the future vary significantly depending on a number of factors. The Purchaser acknowledges and agrees that it has evaluated and understands the risks regarding investing in the Company’s securities, including the risks identified in this Subscription Agreement and the risk factors described in the Company’s SEC Reports. The Purchaser agrees that the risks described herein and in such SEC Reports are not the only risks facing the Company. The Purchaser agrees that these risks could have a material adverse effect on the Company’s business, results of operations, financial condition or liquidity and cause its actual operating results to materially differ from those contained in any forward-looking statements made in this Subscription Agreement, in the Company’s SEC Reports and elsewhere by management. Before making an investment decision, each Purchaser acknowledges that it has been advised that it should carefully consider these risks as well as other information contained or incorporated by reference in this Subscription Agreement. Additional risks and uncertainties not currently known to the Company or that it currently deems to be immaterial also may materially adversely affect the Company’s business, financial condition and/or operating results.

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(H)         The Purchaser also understands and agrees that, although the Company will use its best efforts to keep the information provided in this Subscription Agreement strictly confidential, the Company or its counsel may present this Subscription Agreement and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission without the prior written consent of such Purchaser, except as required by federal securities law in connection with the disclosure of the transactions contemplated by this Subscription Agreement and otherwise to the extent such disclosure is required by law or regulation, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause.

(I)         The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this Subscription Agreement on behalf of such entity. If an individual, the Purchaser has reached the age of majority in the state in which the Purchaser resides. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action, if any, in respect thereof on the part of Purchasers and no other proceedings on the part of Purchasers are necessary to consummate the transactions contemplated hereby. This Subscription Agreement has been duly and validly executed and delivered by Purchasers and constitutes a valid and binding obligation of Purchasers, enforceable against Purchasers in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (whether applied in a proceeding in equity or at law)).

(J)         The Purchaser is aware that the offering of the Securities involves securities for which only a limited trading market exists, thereby requiring any investment to be maintained for an indefinite period of time. The purchase of the Securities involves risks which the Purchaser has evaluated, and the Purchaser is able to bear the economic risk of the purchase of such Securities and the loss of its entire investment. The undersigned is able to bear the substantial economic risk of the investment for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment. The Purchaser’s overall commitment to investments that are not readily marketable is not, and his acquisition of the Securities will not cause such overall commitment to become, disproportionate to his net worth and the Purchaser has adequate means of providing for its current needs and contingencies.

(K)         In entering into this Subscription Agreement and in purchasing the Securities, the Purchaser further acknowledges that:

(i) The Company has informed the Purchaser that the Securities have not been offered for sale by means of general advertising or solicitation and the Purchaser acknowledges that it has either a pre-existing personal or business relationship with either the Company or any of its officers, directors or controlling person, of a nature and duration such as would enable a reasonable prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the Company and an investment in the Securities.

(ii) Neither the Securities nor any interest therein may be resold by the Purchaser in the absence of a registration under the Securities Act or an exemption from registration. In particular, the Purchaser is aware that all of the foregoing described Securities will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met. Other than set forth in this Agreement, the Company has no obligation to register any securities purchased or issuable hereunder.

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(iii) The following legend (or substantially similar language) shall be placed on the certificate(s) or other instruments evidencing the Securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH NOTES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH NOTES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH NOTES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(iv) The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted, upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(L)         The Company has employed its own legal counsel in connection with the Offering. The Purchasers have not been represented by independent counsel in connection with the preparation of this Subscription Agreement or the terms of this Offering and no investigation of the merits or fairness of the Offering has been conducted on behalf of the Purchasers. Each Purchaser has had the opportunity to consult with its own legal, tax and financial advisors with respect to the Offering made pursuant to this Subscription Agreement.

(M)         _________ (insert name of Purchaser Representative: if none leave blank) has acted as the Purchaser’s Purchaser Representative for purposes of the private placement exemption under the Act. If the Purchaser has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the Purchaser has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Securities for the Purchaser in particular.

(N)         The undersigned hereby acknowledges that officers, affiliates, employees and directors of the Company and/or the Selling Agent may purchase Securities in the Offering on the same terms and conditions as the Purchasers.

(O)         It never has been represented, guaranteed or warranted by the Company, any of the officers, directors, stockholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that: (i) the Company or the Purchasers will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Purchaser’s investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company’s activities.

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(P)         The Purchaser acknowledges that any delivery to it of this Subscription Agreement relating to the Securities prior to the determination by the Company of its suitability as a Purchaser shall not constitute an offer of the Securities until such determination of suitability shall be made, and the Purchaser hereby agrees that it shall promptly return this Subscription Agreement and the other Offering documents to the Company upon request. The Purchaser understands that the Company shall have the right to accept or reject this subscription in whole or in part. Unless this subscription is accepted in whole or in part by the Company this subscription shall be deemed rejected in whole.

(Q)         Each Purchaser acknowledges that it is aware (and that its representatives who are apprised of this matter have been or will be advised) that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Each Purchaser hereby confirm and acknowledges that it is in receipt of material, non-public information regarding this Offering and the Company and each Purchaser further agrees and acknowledges that it will hold such information in confidence, is restricted in its ability to use such information and may not use any such information in contravention of applicable securities laws or otherwise, including trading in the Company’s securities, except for the purpose of evaluating an investment in the Company’s securities.  Each Purchaser agrees to comply with such restrictions for so long as it (or its representatives) posses any material, non-public information concerning the Company or the transactions contemplated herein.

(R)         Each Purchaser acknowledges and agrees that there is no “minimum” offering amount for the Securities and that funds may be immediately released to the Company.

(S)         Each Purchaser understands that nothing in this Subscription Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

Article IV

INDEMNIFICATION

4.1          Indemnification by the Company. The Company agrees to defend, indemnify and hold harmless the Purchasers and shall reimburse Purchasers for, from and against each claim, loss, liability, cost and expense (including without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors) (collectively, “Losses”) directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation by or of the Company contained herein or in any certificate, document, or instrument delivered to Purchasers pursuant hereto.

4.2          Indemnification by Purchasers. Purchasers agrees to defend, indemnify and hold harmless the Company and shall reimburse the Company for, from and against all Losses directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation of the Purchasers contained herein or in any certificate, document or instrument delivered to the Company pursuant hereto.

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4.3          Procedure. The party to be indemnified hereunder (the “Indemnified Party”) shall promptly notify the party providing indemnification hereunder (the “Indemnifying Party”) of any claim, demand, action or proceeding for which indemnification may be sought under Sections 4.1 or 4.2 of this Subscription Agreement, and, if such claim, demand, action or proceeding is a third party claim, demand, action or proceeding (collectively, an “Action”), the Indemnifying Party will have the right at its expense to assume the defense thereof using counsel reasonably acceptable to the Indemnified Party; provided, however any failure or delay to so notify the Indemnifying Party will not relieve it from its obligation to indemnify any Indemnified Party, unless and only to the extent that such failure or delay results in the forfeiture by the Indemnifying Party of substantial rights and defenses or the Indemnifying Party is otherwise materially prejudiced by such failure or delay. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party, in which case the Indemnifying Party shall be responsible for the reasonable fees and expenses of no more than one such separate counsel for the Indemnified Party. In connection with any such third party Action, Purchasers and the Company shall cooperate with each other and provide each other with access to relevant books and records in their possession. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened Action in respect of which any Indemnified Party is or could have been a party and indemnity was or could have been sought hereunder by such Indemnified Party, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Action. Further, no Indemnified Party seeking indemnification hereunder will, without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any Action. The Indemnifying Party shall not be liable for settlement of any Action effected without its written consent.

ARTICLE V

ADDITIONAL AGREEMENTS BY THE PARTIES

5.1           Registration Rights

Each Purchaser and the Company agree that the Purchasers shall be entitled to the registration rights with respect to the shares of Common Stock which may be issued pursuant to the terms of the Convertible Notes and Series A Warrants as set forth in this Section 5.1

(a)          Definition of Registrable Securities. As used in this Section 5.1, the term “Registrable Security” means (i) each of the Conversion Shares and Warrant Shares issued under this Subscription Agreement, (ii) any shares of Common Stock issuable by the Company as Conversion Securities in the event the Convertible Notes and converted into Conversion Securities in the Next Financing, and (iii) any additional shares of Common Stock issued upon any stock split or stock dividend in respect thereof; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination; (A) it has been and remains effectively registered under the Securities Act and disposed of pursuant thereto; (B) in the opinion of counsel to the Company, registration under the Securities Act is no longer required for subsequent public distribution of such security pursuant to Rule 144 promulgated under the Securities Act, or otherwise; or (C) it has ceased to be outstanding. The term “Registrable Securities” means any and all of the securities falling within the foregoing definition of “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of “Registrable Security” as is appropriate to prevent any dilution or increase of the rights granted pursuant to this Clause (a) as determined in good faith by the Board of Directors.

(b)          Registration by the Company. Commencing on the Closing date and for a period of three years thereafter, in the event that the Company intends to file a registration statement with the Securities and Exchange Commission under the Securities Act, other than registration statement on Form S-4 or S-8, or successor forms thereto, and registration statements filed but not effective prior to the termination of this Offering, to register for sale any of its shares of Common Stock, the Company will include for resale under the Securities Act in the registration statement the Registrable Securities of the Holder in accordance with this Section 5.1. The Company shall advise the Holder of the Registrable Securities (such persons being collectively referred to herein as “Holders”) by written notice at least 20 days prior to the filing by the Company with the Securities and Exchange Commission of any other registration statement under the Act covering shares of Common Stock of the Company, except on Forms S-4 or S-8 (or similar successor form) or registration statements filed but not effective prior to the termination of this Offering, and upon the request of any such Holder within ten days after the date of such notice, include in any such registration statement such information as may be required to permit a public offering of the Holder’s Registrable Securities. Such Holders shall furnish information and indemnification as set forth in elsewhere in this Section 5.1. The Company may withdraw the registration at any time. Notwithstanding the foregoing, if the registration statement filed by the Company is pursuant to an underwritten offering of securities sold by the Company or on its behalf:

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(A)         if the underwriter determines in good faith that marketing factors require the exclusion of some or all of the Registrable Securities, then the Holders may include in the registration statement no more than the maximum amount, if any, of such Registrable Securities that the underwriter believes will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders according to the total amount of securities requested to be included therein owned by the Holders or in such other proportions as shall mutually be agreed upon by such parties). The Holders’ right to have Registrable Securities included in the first registration statement filed by the Company shall be deferred to the second registration statement filed by the Company, which deferral may be continued to the third or subsequent registration statement so long as the registration statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of some or all of the Registrable Securities held by the Holders; and

(B)         each Holder of Registrable Securities shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Holder that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of FINRA Questionnaires.

(c)          Covenants with Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company covenants and agrees as follows:

(A)         The Company shall use commercially reasonable efforts to have the registration statement declared effective as soon as possible after filing, and shall furnish each Holder of Registrable Securities such number of prospectuses as shall reasonably be requested. In addition, the Company shall file such amendments as may be required from time to time, in order to keep any registration statement filed under this section effective as provided herein. The Company shall use commercially reasonable efforts to maintain the effectiveness of the registration statement filed by the Company hereunder until the date that the Registrable Securities may be sold without volume limitation under SEC Rule 144.

(B)         The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with the registration statement filed pursuant hereto including, without limitation, the Company’s legal and accounting fees, printing expenses, blue sky fees and expenses.

(C)         The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in the registration statement, for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(D)         The Company shall indemnify each Holder of Registrable Securities to be sold pursuant to the registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including reasonable expenses reasonably incurred in investigating, preparing or defending against any claim) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising under paragraph (E) below.

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(E)         Each Holder of Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including expenses reasonably incurred in investigating, preparing or defending against any claim) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising (I) from information furnished by or on behalf of such Holder, or their successors or assigns, for inclusion in such registration statement, or (II) as a result of use by the Holder of a registration statement that the Holder was advised to discontinue; provided, however, that in no event shall any indemnity hereunder exceed the net proceeds from the offering received by such Holder.

(F)          The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information (relating to the intended means of distribution of the Registrable Securities of such Holders) as the Company shall reasonably request.

ARTICLE VI

MISCELLANEOUS

6.1          Representations. No investigation made by or on behalf of either party shall affect the representations and warranties made pursuant to this Subscription Agreement. No party makes any additional or implied representations other than those set forth herein.

6.2          Expenses. Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own brokers, finders, financial consultants, accountants and counsel.

6.3          Entire Agreement. This Subscription Agreement, including the Exhibits, contains the entire agreement and understanding of the parties with respect to its subject matter. This Subscription Agreement supersedes all prior arrangements and understandings between the parties, either written or oral, with respect to its subject matter.

6.4          Binding Effect of Subscription. The Purchaser hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

6.5          Captions. The table of contents and captions contained in this Subscription Agreement are for reference purposes only and are not part of this Subscription Agreement.

6.6           Amendments; Waivers. No provision of this Subscription Agreement may be waived or amended except in a written instrument signed by the Company and the Purchasers holding a majority of the Convertible Notes. No waiver of any default with respect to any provision, condition or requirement of this Subscription Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

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6.7           Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, and (iii) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows: (A) if to the Company, to the Company’s executive office as set forth on the cover of this Subscription Agreement and (b) if to a Subscriber, to the address given by the Subscriber on the signature page to this Subscription Agreement, or such other address as may be given in writing by the Subscriber to the Company.

6.8           Execution. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

6.9           Severability; Assignment. Each provision of this Subscription Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof. This Subscription Agreement is not transferable or assignable by the Purchaser except as may be provided herein. This Subscription Agreement shall be binding upon and inure to the benefit of the Company, the Purchasers and their respective successors and permitted assigns.

6.10         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Pennsylvania, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Pennsylvania (the “Pennsylvania Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Pennsylvania Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any Pennsylvania Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

Signature pages to Subscription Agreement Follows

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed or caused this Subscription Agreement to be executed by their signature as natural persons or by individuals by their duly authorized officers as of the __ day of ____________, 201_.

THE COMPANY:

SKINNY NUTRITIONAL CORP.:

Michael Salaman
Chief Executive Officer

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EXECUTION BY AN INDIVIDUAL

(Not applicable to entities)

IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE.

PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF UNITS:

☐          Individual

☐          Joint Tenants (rights of survivorship)

☐          Tenants in Common (no rights of survivorship)

I represent that the foregoing information is true and correct.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ ___, 2011

Subscription Amount (Principal Amount of Convertible Notes purchased): $_____________

Number of Series A Warrants to be issued: _______________

(Name of Subscriber - Please Print)

(Signature)

(Name of co- Subscriber - Please Print)

(Signature of Co- Subscriber)

Exact name Units are to be issued under:

Address for Delivery of Certificates
(if not the same as in Questionnaire):

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PARTNERSHIP SIGNATURE PAGE

The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Units and sign this Subscription Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Units and enter into the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____, 2011

Subscription Amount (Principal Amount of Convertible Notes purchased): $_____________

Number of Series A Warrants to be issued: _______________

Name of Partnership
(Please Type or Print)

By:
(Signature)

Name:
(Please Type or Print)

Title:
(Please Type or Print)

Exact name Units are to be issued under:

Address for Delivery of Certificates
(if not the same as in Questionnaire):

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CORPORATION/LIMITED LIABILITY COMPANY SIGNATURE PAGE

The undersigned CORPORATION or LIMITED LIABILITY COMPANY hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY has been duly authorized by all requisite action on the part of the CORPORATION or LIMITED LIABILITY COMPANY to acquire the Units and sign this Subscription Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY and, further, that the undersigned CORPORATION or LIMITED LIABILITY COMPANY has all requisite authority to purchase the Units and enter into this Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____, 2011

Subscription Amount (Principal Amount of Convertible Notes purchased): $_____________

Number of Series A Warrants to be issued: _______________

Name of Corporation
Or Limited Liability Company
(Please Type or Print)

By:
Signature

Name:
(Please Type or Print)

Title:
(Please Type or Print)

Exact name Units are to be issued under:

Address for Delivery of Certificates
(if not the same as in Questionnaire):

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TRUST/RETIREMENT PLAN SIGNATURE PAGE

The undersigned TRUST or RETIREMENT PLAN hereby represents and warrants that the persons signing this Subscription Agreement on behalf of the TRUST or RETIREMENT PLAN are duly authorized to acquire the Units and sign this Subscription Agreement on behalf of the TRUST or RETIREMENT PLAN and, further, that the undersigned TRUST or RETIREMENT PLAN has all requisite authority to purchase such Units and enter into the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____, 2011

Subscription Amount (Principal Amount of Convertible Notes purchased): $_____________

Number of Series A Warrants to be issued: _______________

Title of Trust or Retirement Plan
(Please Type or Print)

By:
Signature of Trustee or
Authorized Signatory

Name of Trustee:
(Please Type or Print)

By:
Signature of Co-Trustee if applicable

Name of Co-Trustee:
(Please Type or Print)

Exact name Units are to be issued under:

Address for Delivery of Certificates
(if not the same as in Questionnaire):

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